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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                    --------------------------------------

                                  FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                   May 21, 1996
               ------------------------------------------------
               Date of report (Date of earliest event reported)


                    --------------------------------------



                           K-V PHARMACEUTICAL COMPANY
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)




   Delaware                        1-9601                    43-0618919
- --------------                 ---------------            ------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)


2503 South Hanley Road, St. Louis, Missouri                  63144
- -------------------------------------------              ------------
  (Address of principal executive offices)                (Zip Code)


                                 (314) 645-6600
             ----------------------------------------------------
             (Registrant's telephone number, including area code)




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       Item 4.  Changes in Registrant's Certifying Accountant.
       -------------------------------------------------------

       (a) Coopers & Lybrand L.L.P. (the "former accountant") resigned as the certifying accountant of Registrant on May 21, 1996, for the reason that the relationship between Registrant and the former accountant had become incompatible. BDO Seidman LLP agreed on May 24, 1996 to become Registrant's certifying accountant in connection with Registrant's financial statements for the years ended March 31, 1996, 1995 and 1994.

       (b) The former accountant's reports on the financial statements for the two most recent fiscal years ended March 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

       (c) In connection with the audits of the financial statements of Registrant for the two fiscal years ended March 31, 1995 and 1994 and during the interim period preceding the resignation of the former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused the former accountant to make reference in its report to the such matters.

       (d) In connection with its resignation, the former accountant indicated that it has withdrawn as the Registrant's accountant and that its reports dated June 28, 1995 and June 28, 1994 related to the Registrant's financial statements as of and for the years ended March 31, 1995 and March 31, 1994, respectively, should no longer be relied upon. In addition, the former accountant has also indicated that its consents dated June 28, 1994, June 28, 1995 and January 16, 1996 related to Forms S-8 have also been withdrawn.

       In connection with preliminary work performed by the former accountant relating to the Registrant's fiscal year ended March 31, 1996, the former accountant questioned the Registrant's accounting policy concerning the amortization of "Deferred Improved Drug Entities" and the possible need for a restatement of the prior year financial statements with respect thereto. Also, the former accountant indicated it did not reach a conclusion as to the appropriate revenue recognition accounting for a transaction entered into during fiscal 1996 dealing with certain of the Registrant's technology and the fair market valuation of certain stock purchase options issued in connection therewith. At the date of the former accountant's resignation the above issues were unresolved. Registrant has authorized the former accountant to discuss these issues with the new accountant. Registrant has provided information with respect to the above matters to its new accountant and expects to review the application thereof with its new accountant in connection with the certification of Registrant's financial statements.


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       (e)  A letter from the former accountant, addressed to the Commission, is attached as Exhibit 1 hereto, stating that the former accountant agrees with the statements made by Registrant in response to this item.


       Item 7.    Financial Statements, Pro Forma Financial Information and
       -------    ---------------------------------------------------------
                  Exhibits
                  --------

       (a)    Financial Statements - not applicable

       (b)    Pro Forma Financial Information - not applicable

       (c)    Exhibits - See Exhibit Index on page 5 hereof.



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                                   SIGNATURE
                                   ---------


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  May 24, 1996

                                     K-V PHARMACEUTICAL COMPANY


                                     By:   /s/ Gerald R. Mitchell
                                         -----------------------------------
                                            Gerald R. Mitchell
                                            Vice President-Finance



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
                                 EXHIBIT INDEX


Exhibit No.                    Exhibit
- -----------                    -------

     1           Letter from the former accountant, addressed to the Commission.



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